Supplement to the
Fidelity® Export and Multinational Fund
October 31, 2001
Prospectus

The following information replaces the biographical information for Douglas Chase found in the "Fund Management" section on page 16.

Tim Cohen is manager of Export and Multinational Fund, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity in 1996, Mr. Cohen has worked as a research analyst and portfolio manager.

EXF-02-01 February 13, 2002
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